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                                   ESCROW AGREEMENT
                               PACIFIC MULTIMEDIA, INC.

    This Escrow Agreement (the "Agreement") is made this 30th day of April, 1997, by and between First Trust National Association, with offices at 601 Union Street, Suite 2120, Seattle, Washington 98101 (the "Escrow Agent") and Pacific MultiMedia, Inc., a Washington Corporation (the "Company") with a place of business at 2477 Orangethorpe Avenue, Fullerton, CA 92831.

                                     INTRODUCTION

    A. Company desires to have the Escrow Agent act as its escrow agent pursuant to the terms of this Agreement in connection with a public offering (the "Offering") of 1,250,000 shares of its Common Stock (the "Shares") at an anticipated price of $5.00 per Share, as described in the Preliminary Prospectus of the Company dated April 30, 1997, a copy of which is attached hereto as EXHIBIT A;

    B. Company wishes to assure those who subscribe for such Shares (the "Subscribers") that the Subscribers' funds will be released to the Company only if and when not less than Six Million Two Hundred Fifty Thousand Dollars ($6,250,000) (the "Threshold Amount") is received from the sale of Shares and upon the direction of the Company; and

    C. Company desires to provide for the safekeeping of proceeds of the Offering until such time as subscriptions for Shares totaling the Threshold Amount (or such greater amount as the Company may direct in writing) have been received and upon the direction of the Company, or until such time as Escrow Agent is required to pay and return such proceeds to the Subscribers upon the terms hereinafter provided.

                                      AGREEMENT

    NOW THEREFORE, the Parties hereto hereby agree as follows:

    1.   DEPOSIT AND DISBURSEMENT.

         1.1 Escrow Agent hereby agrees to receive and disburse the proceeds from the Offering of the Shares and any interest earned thereon in accordance with the terms of this Agreement.

         1.2 The Escrow Agent shall accept such proceeds as deposits from the Company and/or Tradeway Securities Group, Inc. Deposits may be made by check, wire transfer or other means, which are designated or instructed to be paid to a special interest-bearing escrow account in the name of "First Trust, N.A., as Escrow Agent for Pacific MultiMedia, Inc." (hereinafter the "Escrow Account") at First Trust National Association, until the Threshold Amount (or such greater amount as the Company may direct in writing) has been deposited into

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the Escrow Account as good funds.  All proceeds are to be deposited in the
Escrow Account immediately upon becoming good funds.

         1.3 Escrow Agent shall keep a current list of the persons who have subscribed for the Shares and deposited money, showing name, date, address and amount of each subscription, and shall provide the Company with regular reports of deposits made to the Escrow Account. All funds so deposited shall remain the property of the Subscribers. Escrow Agent shall promptly forward to the Company any subscription agreements which it may receive directly from Subscribers. Company shall cause to be delivered to Escrow Agent a copy of a fully completed subscription agreement for each Subscriber.

         1.4 If the Company rejects any subscriptions for which Escrow Agent has already collected funds, Escrow Agent shall promptly issue a refund check to the rejected Subscriber in the amount of the original deposit collected from such Subscriber, plus interest thereon as calculated by the Company (if any).
If the Company rejects any subscription for which Escrow Agent has not yet collected funds but has submitted the Subscriber's check for collection, Escrow Agent shall promptly issue a check in the amount of the rejected Subscriber's check after Escrow Agent has cleared such funds. If Escrow Agent has not yet submitted a rejected Subscriber's check for collection, Escrow Agent shall promptly remit the Subscriber's check directly to the Subscriber.

         1.5 In the event that the Threshold Amount is not deposited with Escrow Agent on or before June 30, 1997, as set forth in the Prospectus (unless that date is extended in accordance therewith), Escrow Agent shall promptly return the funds which have been deposited in the Escrow Account to the Subscribers, in the amount and to the addresses as shown on its records, with interest earned. If the Offering is terminated due to the failure to fulfill the Threshold Amount by June 30, 1997, Escrow Agent will inform the Company of the total amount of interest earned on funds deposited with Escrow Agent, and the Company will calculate the amount of interest earned by each Subscriber and inform Escrow Agent how much of the total interest accrued to pay each Subscriber. For purposes of reporting to tax authorities, Escrow Agent will report all interest earned by the escrow as paid upon distribution.

         1.6 Upon receipt of (i) the Threshold Amount (or such greater amount as the Company may direct in writing) and (ii) written confirmation from the Company that funds may be released from escrow, Escrow Agent shall release the escrow funds to the Company by transferring such funds to the Company's regular commercial account with a designated major bank in the Seattle, Washington area. At the Company's option, it may continue to deposit proceeds from the sale of additional Shares (after receipt and/or distribution of the Threshold Amount or any greater amount as directed in writing by the Company) and to direct the disbursement from time to time of funds so deposited after subscriptions for the Threshold Amount have been received.


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    2.   RESPONSIBILITIES AND OBLIGATIONS OF ESCROW AGENT.

         2.1 Escrow Agent assumes no responsibilities, obligations, or liabilities except those expressly provided for in this Agreement and as follows:

              (a) Escrow Agent shall have no responsibility, obligation or liability to any person with respect to any action taken, suffered or omitted to be taken by it in good faith under this Agreement and shall in no event be liable hereunder except for its gross negligence or willful misconduct.

              (b) Notwithstanding anything herein to the contrary, no reference in this Agreement to any other agreement shall be construed or deemed to enlarge the responsibilities, obligations or liabilities of Escrow Agent set forth in this Agreement, and Escrow Agent is not charged with knowledge of any other agreement.

         2.2 Escrow Agent shall be protected in relying upon the truth of any statement contained in any requisition, notice, request, certificate, approval, consent, or other proper paper, and in acting on any such document, which on its face and without inquiry as to any other facts, appears to be genuine and to be signed by the proper party or parties, and is entitled to believe all signatures are genuine and that any person signing any such paper who claims to be duly authorized is in fact so authorized.

         2.3 Escrow Agent shall be entitled to act on any instruction given to it in writing and signed by an authorized signatory of the Company and shall be fully protected in doing so.

         2.4 Escrow Agent shall be entitled to act in accordance with any court order or other final determination by any governmental authority with jurisdiction of any matter arising hereunder.

         2.5 Escrow Agent shall have no responsibility for, and makes no representation as to the value, validity or genuineness of any article, asset or document deposited with Escrow Agent in the Escrow Account under this Agreement, provided that it will give notice to the Company of any check for money not credited and the reason stated therefore and of any discrepancy with respect to the value, validity or genuineness of any article, asset or document so deposited if and when it has actual knowledge thereof.

         2.6 Escrow Agent shall have no responsibility to make payments out of the Escrow Account for any amount in excess of the amount of collected funds deposited in the Escrow Account, together with any interest earnings thereon, at the time any payment is to be made.

         2.7 Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any of its rights hereunder either directly or by or through its agents or attorneys. Nothing in this Agreement shall be deemed to impose upon Escrow Agent any duty to qualify to


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do business or to act as a fiduciary or otherwise in any jurisdiction.  Escrow
Agent shall not be responsible for and shall not be under a duty to examine or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto or of any other agreement.

    3. AUTHORIZATION TO OPEN THE ESCROW ACCOUNT. This Agreement is to be executed by the parties hereto in sufficient numbers so that an agreement bearing each party's original signature can be held by the Escrow Agent. The parties hereto hereby authorize the Escrow Agent to establish and administer the Escrow Account upon receipt of a fully executed facsimile, telex or telecopy of the agreement.

    4. INVESTMENT INSTRUCTIONS. The Company will provide written investment direction to Escrow Agent. Escrow Agent shall have no duty or right to invest funds on deposit in the Escrow Account unless investment direction is provided. Interest earned on the Escrow Account will be the property of the Company and will be maintained in the Escrow Account and distributed to the Company in accordance with Section 1 hereof, unless the Offering is terminated for failure to fulfill the Threshold amount by June 30, 1997, in which case interest earned will be the property of the Subscribers, pro-rata, as provided in Section 1.5 above. Income from all investments shall be taxable to the person to whom such income is disbursed, and Escrow Agent shall have no responsibility for preparing or filing any Federal or state tax returns in connection therewith. All entities entitled to receive interest from the Escrow Account will provide Escrow Agent with a W-9 or W-8 IRS tax form prior to the disbursement of interest. A statement of citizenship will be provided if requested by Escrow Agent.

    5. DISBURSEMENT BY WIRE TRANSFER. Parties hereto may elect to request transfer of funds by Fedwire from time to time, subject to the conditions stated herein. Parties hereto agree that the wire transfer security procedures identified on the attached EXHIBIT B to this agreement are commercially reasonable. Parties hereto further agree that Escrow Agent should use these procedures to detect unauthorized wire transfer payment requests prior to executing such requests and further agree that any request acted upon by the Escrow Agent in compliance with these security procedures, whether or not authorized, shall be treated as an authorized request. Parties hereto agree that the Escrow Agent has the right to change the wire transfer security procedures from time to time and that use of any changed procedures evidences the acceptance of the commercial reasonability of such change by the parties hereto.

    6. RIGHT TO INTERPLEAD. If any controversy arises between the parties hereto or with any third person, the Escrow Agent shall not be required to resolve the same or to take any action to do so but may, at its discretion, institute such interpleader or other proceedings as it deems proper. Escrow Agent may rely on any joint written instructions as to the disposition of funds, assets, documents, or other assets held in escrow.

    7. FEES. Escrow Agent shall be paid for services hereunder in accordance with the fee schedule attached hereto as EXHIBIT C. Payments of all fees shall be the responsibility of the Company. Nothing in this Agreement shall be construed as granting the Escrow Agent any right to deduct or offset amounts, to the extent of unpaid fees and expenses, from any property placed


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within the Escrow Account with the Escrow Agent.  In the event that the Escrow
Agent is made a party to litigation with respect to the property held hereunder, or brings an action in interpleader or in the event that the conditions of this escrow are not promptly fulfilled, or Escrow Agent is required to render any service not provided for in this Agreement and fee schedule, or there is any assignment of the interest of this escrow or any modification hereof, Escrow Agent shall be entitled to reasonable compensation for such extraordinary services and reimbursement from the Company for all fees, costs, liability and expenses, including attorney fees.

    8.   RESIGNATION AND TERMINATION.

         8.1. This Agreement shall terminate when (i) Escrow Agent or its successor or assign receives written notification of termination from the Company including final disposition instructions signed by the Company, and (ii) there occurs the actual final disposition of the funds held in escrow hereunder as provided in this Agreement. The rights and obligations of Escrow Agent shall survive the termination of this Agreement.

         8.2. Escrow Agent may, upon providing fifteen (15) days' written notice, resign its position and terminate its obligations hereunder after the date of such termination. Similarly, the Company may terminate Escrow Agent and appoint a successor escrow agent by providing fifteen (15) days' written notice to Escrow Agent. In the event Escrow Agent is not notified within fifteen (15) days of the successor Escrow Agent, Escrow Agent may designate its successor by written notice to the Company so long as any such successor is a bank or trust company. Upon designation of a successor escrow agent, Escrow Agent shall be entitled to transfer all funds and assets to such successor Escrow Agent. Upon delivering such assets, Escrow Agent's obligations and responsibilities shall cease.

    9. INDEMNIFICATION. The Company hereby indemnifies and holds harmless the Escrow Agent from loss, damage, or any claims made against the Escrow Agent arising out of or relating to the Escrow Agreement, such indemnification to include all costs and expense incurred by the Escrow Agent, including, but not limited to, reasonable attorney fees; provided, that this indemnity and hold harmless shall not apply to the acts of gross negligence or willful misconduct of the Escrow Agent. This indemnity shall survive the termination of this Agreement for any reason, or the resignation or removal of Escrow Agent.

    10. CONSENT TO JURISDICTION AND SERVICE. The parties hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts of the State of Washington and of any Federal court located in said State in connection with any actions or proceedings arising out of or relating to this Agreement.
In any such action or proceeding, Company hereby absolutely and irrevocably waives personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agrees that the service thereof may be made by certified or registered first-class mail directed to Company at its address, in accordance with Section 11 hereof.


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    11.  NOTICES.  Notices, requests, demands and other communications required under this agreement shall be in writing considered validly served when delivered by first-class mail, facsimile, telex or telecopy to address/telephone number specified below:

ESCROW AGENT:
              First Trust of Washington
              601 Union Street
              Suite 2120
              Seattle, Washington 98101
              Tel. (206) 461-4132
              Fax. (206) 461-4175

COMPANY:
              James E. Campbell, III
              Pacific MultiMedia, Inc.
              2477 East Orangethorpe Avenue
              Fullerton, California  92631
              Tel. (714)441-0782
              Fax. (714)441-1773

              with a copy to:

              Gary J. Kocher, Esq.
              Preston Gates & Ellis LLP
              701 Fifth Avenue
              Suite 5000
              Seattle, Washington  98104-7078

and any party may alter its address by giving written notice of such change.

    12. AMENDMENTS. This Agreement may be amended with (and only with) the written consent of the parties hereto. This Agreement may be terminated at any time by a written document signed by all parties hereto.

    13. DISCLOSURE. The parties hereto hereby agree not to use the name of Seafirst Bank to imply an association with the transaction other than that of a legal escrow agent.

    14. BINDING AGREEMENT AND ASSIGNMENT. The foregoing provisions shall be binding upon the assigns, successors, personal representatives and heirs of the parties hereto, and shall be effective as of the day accepted by the Escrow Agent. Any corporation into which the Escrow Agent may merge, sell, or transfer its escrow business and assets, shall automatically be and become the successor Escrow Agent hereunder and vested with all powers as was its predecessor, without the execution or filing of any instruments, or any further act, deed or conveyance on the part of the parties hereto.


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    15.  BROKERAGE CONFIRMATIONS.  The parties acknowledge that to the extent regulations of the Comptroller of Currency or other applicable regulatory entity grant a right to receive brokerage confirmations of security transactions of the escrow, the parties waive receipt of such confirmations, to the extent permitted by law. The Escrow Agent shall furnish a statement of security transactions on its regular monthly reports.

    16. SEVERABILITY. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, void, or unenforceable, such provision shall be of no force or effect, and shall be limited or expanded in scope so as to carry out the intent of the parties as expressed herein to the greatest extent possible. The illegality or unenforceability of any such provision shall have no effect upon and shall not impair the enforceability of any other provision to this Agreement.

    17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument.

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    WHEREFORE, the parties have executed this Escrow Agreement as of the date first set forth above.

                                  PACIFIC MULTIMEDIA, INC.


                                  By        /s/ JAMES E. CAMPBELL, III
                                     -------------------------------------
                                  Its       PRESIDENT
                                      ------------------------------------


                                  FIRST TRUST NATIONAL ASSOCIATION


                                  By        /S/ SHIRLEY YOUNG
                                     -------------------------------------
                                  Its       ACCOUNT ADMINISTRATOR
                                      ------------------------------------



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